SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549
                   	_________________________________

                                FORM 8-K

                             Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


    	Date of Report (Date of earliest event reported):   March 28, 2001


                  TRANSPORTATION LOGISTICS INT'L, INC.
----------------------------------------------------------------------------
         (Exact name of Registrant as Specified in its Charter)


	  Colorado                   0-25319              84-1191355
-----------------------------------------------------------------------------
 (State of Incorporation)    (Commission File     (IRS Employer
				 Number)                                      Identification No.)


                136 Freeway Drive, East Orange, NJ 07018
----------------------------------------------------------------------------
                (Address of principal executive offices)

                            (973) 266-7020
----------------------------------------------------------------------------
                     Registrant's Telephone Number




Item 4.   Change in Registrant's Certifying Accountant

On March 28, 2001, the Registrant, by action of the Board of Directors, dismissed Schuhalter, Coughlin & Suozzo, LLC from its engagement as the Registrant's principal accountant to audit the Registrant's financial statements for the year ended December 31, 2000.

The report of Schuhalter, Coughlin & Suozzo, LLC on the financial statements of the Registrant's wholly-owned subsidiary, Transportation Logistics Int'l. Inc., a New York corporation, for the year ended December 31, 1999 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

The Registrant and Schuhalter, Coughlin & Suozzo, LLC have not, in connection with the audit of the Registrant's financial statements for the 2000 fiscal year or any subsequent period, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Schuhalter, Coughlin & Suozzo, LLC' satisfaction, would have caused Schuhalter, Coughlin & Suozzo,
LLC to make reference in connection with its reports to the subject matter of the disagreement.

At no time during the past fiscal year and subsequent period did Schuhalter, Coughlin & Suozzo, LLC advise the Registrant:

(a) that internal controls necessary for the Registrant to develop reliable financial statements do not exist;

(b) that information had come to the attention of Schuhalter, Coughlin & Suozzo, LLC which led it to be no longer able to rely on management's representations or that has made it unwilling to be associated with the financial statements prepared by management; or

(c) that there is a need to expand significantly the scope of its audit or that information has come to the attention of Schuhalter, Coughlin & Suozzo, LLC which, if investigated further, might have (i) materially impacted the fairness or reliability of either a previously issued audit report or the underlying financial statements or the financial statements to be issued covering the fiscal year ending December 31, 2000 (including information that might have prevented Schuhalter, Coughlin & Suozzo, LLC from rendering an unqualified audit report on those financial statements), or (ii) caused Schuhalter, Coughlin & Suozzo, LLC to be unwilling to rely on management's representations or to be associated with the Registrant's financial statements.

On March 28, 2000, the Registrant retained the firm of Rosenberg Rich Baker Berman & Company, CPA, PA to audit the Registrant's financial statements for the year ended December 31, 2000. At no time during the past two fiscal years or any subsequent period did the Registrant consult with Rosenberg Rich Baker Berman & Company, CPA, PA regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on the Registrant's financial statements or any matter of the sort described above with reference to Schuhalter, Coughlin & Suozzo, LLC.


                              EXHIBITS

1. Letter from Schuhalter, Coughlin & Suozzo, LLC.


                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 TRANSPORTATION LOGISTICS INT'L, INC.

Dated: March 30, 2001        By: /s/ Michael Margolies
                                     Michael Margolies
                                     Chief Executive Officer



           * * * * * * * * * * * * * * * * * * * * * * * * *
EXH. 1

March 30, 2001

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Re: Transportation Logistics Int'l, Inc.
    File Ref. No. 0-25319

We were previously the principal accountant for Transportation Logistics Int'l, Inc. and, under the date of August 6, 2000, we reported on the consolidated financial statements of Transportation Logistics Int'l, Inc. and subsidiaries as of December 31, 1999 and for the period from July 1, 1998 (date of inception) to December 31, 1998 and the year ended December 31, 1999. On
March 28, 2001, our appointment as principal accountant was terminated. We have read Transportation Logistics Int'l, Inc. statements included under
Item 4 of its Form 8-K dated March 28, 2001 and we agree with such statements. However, it should be noted that we have not reviewed and take no responsibility for any of the unaudited financial statements of the company filed with the Securities and Exchange Commission by Transportation Logistics Int'l, Inc. for any period after June 30, 2000.

Very truly yours,

/s/ Schuhalter, Coughlin & Suozzo, LLC
--------------------------------------
    Schuhalter, Coughlin & Suozzo, LLC